Exhibit 4.3

Promissory Note 1 of 7

CORPORACIÓN VENEZOLANA DE GUAYANA
US$157,500,000
PROMISSORY NOTE

Issue Date: May 7, 2009
Maturity Date: August 7, 2009

FOR VALUE RECEIVED, the CORPORACIÓN VENEZOLANA DE GUAYANA, an Autonomous Institute created by Decree No. 430, dated December 29, 1960, published in the Gaceta Oficial de la República Bolivariana de Venezuela No. 26,445, on December 30, 1960, amended by Decree Law No. 1,531, dated November 7, 2001, published in the Gaceta Oficial de la República Bolivariana de Venezuela, Special Edition No. 5,553, dated November 12, 2001 (the “CVG”), hereby represented by the citizen Rodolfo Eduardo Sanz, Venezuelan, of legal age, resident of this domicile, and holder of the Identity Card No. V-6374199, acting in his capacity as President of the company, appointed by Presidential Decree No. 5,861, dated February 13, 2008, published in the Gaceta Oficial de la República Bolivariana de Venezuela No. 38,869, dated February 13, 2008, duly empowered for this act in accordance with the organizational documents of the company, as amended by the Decreto con Fuerza de Ley de Reforma Parcial del Estatuto Orgánico del Desarrollo de Guayana and authorized by the Board of Directors of CVG on April 24, 2009, in accordance with and subject to the terms set forth in this promissory note (the “Note”), declares that it owes and shall pay, UNCONDITIONALLY, WITHOUT NOTICE AND WITHOUT PROTEST, to the order of CONSORCIO SIDERURGIA AMAZONIA S.L. SOCIEDAD UNIPERSONAL, a company organized under the laws of Spain, domiciled at Calle Daniel Balaciart No. 6, Entresuelo D, Valencia, Spain (such company or, after a valid endorsement, its endorsee, the “Holder”) the sum of one hundred and fifty seven million five hundred thousand United Stated Dollars (US$157,500,000), together with interest thereon as provided herein, upon surrender of this Note, on August 7, 2009, or, if such day is not a Business Day (as defined below), on the next succeeding Business Day (the “Maturity Date”).

The CVG shall pay the Holder both the principal amount and interest due under this Note, only and exclusively in United States Dollars, which are neither subject to adjustment nor compensation of any kind and are free of any kind of withholding (including tax withholdings), deduction, compensation, charge, encumbrance, restriction or attachment (but in case of attachment, only attachments imposed in connection with claims promoted by any Venezuelan State Party (as defined below)), by means of bank transfer of immediately available funds to the following bank account of the Holder in the city of New York, United States of America (or to any other bank account that the Holder designates in writing at least fifteen (15) Business Days prior to the Maturity Date): Bank Account of the Holder No. 36840781, located in the New York branch of Citibank NA (SWIFT: CITIUS33; ABA 021000089). Notwithstanding anything to the contrary herein, it is understood that if the totality or any part of the sum payable in accordance with this Note is attached in connection with claims against the Holder promoted by any person who is not a Venezuelan State Party: (1) while the attachment is in force, the CVG shall be excused from paying the amount attached and the Holder shall not be entitled to demand payment of such amount from the CVG and, (2) if the court imposing the attachment (or any other court resolving the claim in connection with which the attachment was imposed) orders the CVG (or any depositary of the attached amount) to pay or deliver the attached amount (or any portion thereof) to a person and/or in a manner, currency and/or place different from that provided in this Note, and the CVG (or by any depository) complied with such order, the obligation of the CVG to pay such amount to the Holder shall be considered satisfied and the Holder shall be deemed to have received such payment.

For purposes of the foregoing, (1) “Venezuelan State Party” means the Bolivarian Republic of Venezuela or any of its agencies, departments, companies, entities or subdivisions, decentralized and autonomous entities, including the CVG and any of its Affiliates, successors and assigns, and any of their respective officers, directors, employees, agents or representatives; and (2) “Affiliates” means a person directly or indirectly controlled by another person, a person that directly or indirectly controls another person and two or more persons directly or indirectly subject to the common control of another person, it being understood that, for purposes of this Note, in the case of the CVG, the term “Affiliate” includes SIDOR, C.A. (“SIDOR”).

The outstanding principal amount of this Note will bear interest from the issue date of this Note (i.e., from May 7, 2009) until the principal amount of this Note is paid in full, at a rate per annum equal to LIBOR (as defined below) for the Interest Period (as defined below), calculated by the Calculation Agent (as defined below) on the basis of a 360-day year and the actual number of days elapsed. Interest shall accrue and will be due and payable by the CVG to the Holder on the Maturity Date of this Note (i.e., August 7, 2009) with respect to the principal amount of this Note. For purposes of this Note, (1) “Calculation Agent” means the Holder, provided that, to be valid in accordance with the provisions of this Note, any calculation or determination that the Holder makes in his capacity as Calculation Agent must be accompanied by an opinion of Deutsche Bank addressed to the Holder, with copy to the Borrower, certifying the accuracy of any such calculation or determination; (2) “Business Day” means a day other than a Saturday, a Sunday or any other day on which banking institutions in New York, New York or Caracas, Venezuela, are authorized or required by law or executive order to remain closed; (3) “LIBOR Business Day” means any day, other than a Saturday or Sunday, on which commercial banks are open for business (including dealings in United States Dollar deposits) in the London interbank market; (4) “LIBOR” for each Interest Period will be equal to the rate for deposits in United States Dollars having a three-month maturity that appears on Reuters Screen LIBOR01 (as defined below) as of 11:00 a.m., London time, on the second LIBOR Business Day prior to the commencement of the applicable Interest Period; in the event that such rate is not available for any reason, LIBOR will be equal to the average of the rates offered by two main banks dealing in the London interbank market nominated by the Calculation Agent, and reasonably acceptable to the Holder and the CVG, for deposits in United States Dollars in an amount equivalent to the outstanding principal amount of the Note for the applicable Interest Period, determined at 11:00 a.m., London time, on the second LIBOR Business Day prior to the commencement of the applicable Interest Period; (5) “Interest Period” means the period commencing on May 7, 2009, and ending on the Maturity Date; and (6) “Reuters Screen LIBOR01” means the display designated as “LIBOR01” on Reuters, or such other page as may replace it on that service, or such other services as may be nominated by the British Bankers’ Association for the purpose of displaying London Interbank offered rates for United States Dollar deposits.

This Note is issued as part of a series of promissory notes numbered from 1/7 to 7/7, all issued by the CVG on the same date to the order of the Holder and in accordance with the Share Transfer Agreement (Contrato de Cesión de Acciones) entered into by and between the Holder and the CVG on May 7, 2009, and the Decreto 6.058 con Rango, Valor y Fuerza de Ley Orgánica de Ordenación de las Empresas que Desarrollan Actividades en el Sector Siderúrgico en la Región Guayana, published in the Gaceta Oficial de la República Bolivariana de Venezuela No. 38,928, dated May 12, 2008, ordering the transformation of SIDOR, C.A. and its affiliated companies into States-owned companies (empresas del Estado). The CVG represents and warrants to the Holder that this Note has been validly authorized and issued.

In the event of a default in the payment of any amount due hereunder on the Maturity Date (i.e., August 7, 2009), default will occur automatically without prior notification, presentation, warning, protest, interpellation, demand or any other formality of any nature, and the principal amount due under this Note shall, in addition to the agreed-upon compensatory interest, accrue default interest at a nominal rate of 2.00% (two per cent) per annum.

The CVG shall have the right to pay, in whole or in part and without notice to the Holder, the amounts due under this Note prior to the Maturity Date. In case of partial prepayments by the CVG, the Holder shall retain this Note until the date on which all amounts due under this Note are paid by the CVG, but will annotate all partial prepayments made by the CVG in the body of this Note and will extend a separate receipt for each such payment on the date in which the CVG makes any such payment. In case of prepayments under this Note, the CVG shall pay to the Holder, on the date of such prepayment, interest accrued to the prepayment date on the principal amount prepaid by the CVG.

The CVG waives any notice, warning, protest or interpellation requirement or any other requirement of any kind. The delay or omission on the part of the Holder in exercising its rights under this Note shall not operate as a waiver of such rights or any other right of the Holder.

This Note is governed by, and shall be construed in accordance with the laws of the Bolivarian Republic of Venezuela.

This Note may be endorsed by the Holder to any other person, without any limitation, provided the Holder gives notice of such endorsement to the CVG within five (5) Business Days from the date of such endorsement, and provided, further, that no endorsements may be made or notified within the fifteen (15) Business Days prior to the Maturity Date. The Holder’s notice shall identify the beneficiary of the endorsement and provide full details of the bank account to which the CVG shall have to make payments under this Note, provided that if the Holder does not provide bank account details or such details are incorrect or for any reason do not allow the CVG to make payments under this Note, the CVG shall make such payments to the Holder’s bank account stipulated in this Note. Such notice must be given in writing and shall be effective upon receipt by the CVG at the following address: Calle Cuchiveros con Avenida Guayana, Alta Vista Puerto Ordaz, Municipio Caroní del Estado de Bolívar, Bolivarian Republic of Venezuela, Attention: Presidencia (office of the President) with copy to Consultoría Jurídica (office of the legal counsel), fax: 0286 9661976. As long as the Holder complies with the requirements set forth above for such endorsement, the CVG hereby gives its consent with respect to such endorsement. Any endorsement that does not satisfy the requirements for the endorsement of this Note shall be null and void.

Caracas, May 7, 2009.

CORPORACIÓN VENEZOLANA DE GUAYANA

/s/ Rodolfo Eduardo Sanz

Promissory Note 2 of 7

CORPORACIÓN VENEZOLANA DE GUAYANA
US$157,500,000
PROMISSORY NOTE

Issue Date: May 7, 2009
Maturity Date: November 7, 2009

FOR VALUE RECEIVED, the CORPORACIÓN VENEZOLANA DE GUAYANA, an Autonomous Institute created by Decree No. 430, dated December 29, 1960, published in the Gaceta Oficial de la República Bolivariana de Venezuela No. 26,445, on December 30, 1960, amended by Decree Law No. 1,531, dated November 7, 2001, published in the Gaceta Oficial de la República Bolivariana de Venezuela, Special Edition No. 5,553, dated November 12, 2001 (the “CVG”), hereby represented by the citizen Rodolfo Eduardo Sanz, Venezuelan, of legal age, resident of this domicile, and holder of the Identity Card No. V-6374199, acting in his capacity as President of the company, appointed by Presidential Decree No. 5,861, dated February 13, 2008, published in the Gaceta Oficial de la República Bolivariana de Venezuela No. 38,869, dated February 13, 2008, duly empowered for this act in accordance with the organizational documents of the company, as amended by the Decreto con Fuerza de Ley de Reforma Parcial del Estatuto Orgánico del Desarrollo de Guayana and authorized by the Board of Directors of CVG on April 24, 2009, in accordance with and subject to the terms set forth in this promissory note (the “Note”), declares that it owes and shall pay, UNCONDITIONALLY, WITHOUT NOTICE AND WITHOUT PROTEST, to the order of CONSORCIO SIDERURGIA AMAZONIA S.L. SOCIEDAD UNIPERSONAL, a company organized under the laws of Spain, domiciled at Calle Daniel Balaciart No. 6, Entresuelo D, Valencia, Spain (such company or, after a valid endorsement, its endorsee, the “Holder”) the sum of one hundred and fifty seven million five hundred thousand United Stated Dollars (US$157,500,000), together with interest thereon as provided herein, upon surrender of this Note, on November 7, 2009, or, if such day is not a Business Day (as defined below), on the next succeeding Business Day (the “Maturity Date”).

The CVG shall pay the Holder both the principal amount and interest due under this Note, only and exclusively in United States Dollars, which are neither subject to adjustment nor compensation of any kind and are free of any kind of withholding (including tax withholdings), deduction, compensation, charge, encumbrance, restriction or attachment (but in case of attachment, only attachments imposed in connection with claims promoted by any Venezuelan State Party (as defined below)), by means of bank transfer of immediately available funds to the following bank account of the Holder in the city of New York, United States of America (or to any other bank account that the Holder designates in writing at least fifteen (15) Business Days prior to the Maturity Date): Bank Account of the Holder No. 36840781, located in the New York branch of Citibank NA (SWIFT: CITIUS33; ABA 021000089). Notwithstanding anything to the contrary herein, it is understood that if the totality or any part of the sum payable in accordance with this Note is attached in connection with claims against the Holder promoted by any person who is not a Venezuelan State Party: (1) while the attachment is in force, the CVG shall be excused from paying the amount attached and the Holder shall not be entitled to demand payment of such amount from the CVG and, (2) if the court imposing the attachment (or any other court resolving the claim in connection with which the attachment was imposed) orders the CVG (or any depositary of the attached amount) to pay or deliver the attached amount (or any portion thereof) to a person and/or in a manner, currency and/or place different from that provided in this Note, and the CVG (or by any depository) complied with such order, the obligation of the CVG to pay such amount to the Holder shall be considered satisfied and the Holder shall be deemed to have received such payment.

For purposes of the foregoing, (1) “Venezuelan State Party” means the Bolivarian Republic of Venezuela or any of its agencies, departments, companies, entities or subdivisions, decentralized and autonomous entities, including the CVG and any of its Affiliates, successors and assigns, and any of their respective officers, directors, employees, agents or representatives; and (2) “Affiliates” means a person directly or indirectly controlled by another person, a person that directly or indirectly controls another person and two or more persons directly or indirectly subject to the common control of another person, it being understood that, for purposes of this Note, in the case of the CVG, the term “Affiliate” includes SIDOR, C.A. (“SIDOR”).

The outstanding principal amount of this Note will bear interest from the issue date of this Note (i.e., from May 7, 2009) until the principal amount of this Note is paid in full, at a rate per annum equal to LIBOR (as defined below) for each Interest Period (as defined below), calculated by the Calculation Agent (as defined below) on the basis of a 360-day year and the actual number of days elapsed. Interest shall accrue and will be due and payable by the CVG to the Holder on the Maturity Date of this Note (i.e., November 7, 2009) with respect to the principal amount of this Note. For purposes of this Note, (1) “Calculation Agent” means the Holder, provided that, to be valid in accordance with the provisions of this Note, any calculation or determination that the Holder makes in his capacity as Calculation Agent must be accompanied by an opinion of Deutsche Bank addressed to the Holder, with copy to the Borrower, certifying the accuracy of any such calculation or determination; (2) “Business Day” means a day other than a Saturday, a Sunday or any other day on which banking institutions in New York, New York or Caracas, Venezuela, are authorized or required by law or executive order to remain closed; (3) “LIBOR Business Day” means any day, other than a Saturday or Sunday, on which commercial banks are open for business (including dealings in United States Dollar deposits) in the London interbank market; (4) “Principal Payment Date” means each of August 7, 2009 and November 7, 2009; (5) “LIBOR” for each Interest Period will be equal to the rate for deposits in United States Dollars having a three-month maturity that appears on Reuters Screen LIBOR01 (as defined below) as of 11:00 a.m., London time, on the second LIBOR Business Day prior to the commencement of the applicable Interest Period; in the event that such rate is not available for any reason, LIBOR will be equal to the average of the rates offered by two main banks dealing in the London interbank market nominated by the Calculation Agent, and reasonably acceptable to the Holder and the CVG, for deposits in United States Dollars in an amount equivalent to the outstanding principal amount of the Note for the applicable Interest Period, determined at 11:00 a.m., London time, on the second LIBOR Business Day prior to the commencement of the applicable Interest Period; (6) “Interest Period” means (i) the period commencing on May 7, 2009, and ending on the first Principal Payment Date and (ii) the succeeding period beginning on the previous Principal Payment Date and ending on the next Principal Payment Date; and (7) “Reuters Screen LIBOR01” means the display designated as “LIBOR01” on Reuters, or such other page as may replace it on that service, or such other services as may be nominated by the British Bankers’ Association for the purpose of displaying London Interbank offered rates for United States Dollar deposits.

This Note is issued as part of a series of promissory notes numbered from 1/7 to 7/7, all issued by the CVG on the same date to the order of the Holder and in accordance with the Share Transfer Agreement (Contrato de Cesión de Acciones) entered into by and between the Holder and the CVG on May 7, 2009, and the Decreto 6.058 con Rango, Valor y Fuerza de Ley Orgánica de Ordenación de las Empresas que Desarrollan Actividades en el Sector Siderúrgico en la Región Guayana, published in the Gaceta Oficial de la República Bolivariana de Venezuela No. 38,928, dated May 12, 2008, ordering the transformation of SIDOR, C.A. and its affiliated companies into States-owned companies (empresas del Estado). The CVG represents and warrants to the Holder that this Note has been validly authorized and issued.

In the event of a default in the payment of any amount due hereunder on the Maturity Date (i.e., November 7, 2009), default will occur automatically without prior notification, presentation, warning, protest, interpellation, demand or any other formality of any nature, and the principal amount due under this Note shall, in addition to the agreed-upon compensatory interest, accrue default interest at a nominal rate of 2.00% (two per cent) per annum.

The CVG shall have the right to pay, in whole or in part and without notice to the Holder, the amounts due under this Note prior to the Maturity Date. In case of partial prepayments by the CVG, the Holder shall retain this Note until the date on which all amounts due under this Note are paid by the CVG, but will annotate all partial prepayments made by the CVG in the body of this Note and will extend a separate receipt for each such payment on the date in which the CVG makes any such payment. In case of prepayments under this Note, the CVG shall pay to the Holder, on the date of such prepayment, interest accrued to the prepayment date on the principal amount prepaid by the CVG.

The CVG waives any notice, warning, protest or interpellation requirement or any other requirement of any kind. The delay or omission on the part of the Holder in exercising its rights under this Note shall not operate as a waiver of such rights or any other right of the Holder.

This Note is governed by, and shall be construed in accordance with the laws of the Bolivarian Republic of Venezuela.

This Note may be endorsed by the Holder to any other person, without any limitation, provided the Holder gives notice of such endorsement to the CVG within five (5) Business Days from the date of such endorsement, and provided, further, that no endorsements may be made or notified within the fifteen (15) Business Days prior to the Maturity Date. The Holder’s notice shall identify the beneficiary of the endorsement and provide full details of the bank account to which the CVG shall have to make payments under this Note, provided that if the Holder does not provide bank account details or such details are incorrect or for any reason do not allow the CVG to make payments under this Note, the CVG shall make such payments to the Holder’s bank account stipulated in this Note. Such notice must be given in writing and shall be effective upon receipt by the CVG at the following address: Calle Cuchiveros con Avenida Guayana, Alta Vista Puerto Ordaz, Municipio Caroní del Estado de Bolívar, Bolivarian Republic of Venezuela, Attention: Presidencia (office of the President) with copy to Consultoría Jurídica (office of the legal counsel), fax: 0286 9661976. As long as the Holder complies with the requirements set forth above for such endorsement, the CVG hereby gives its consent with respect to such endorsement. Any endorsement that does not satisfy the requirements for the endorsement of this Note shall be null and void.

Caracas, May 7, 2009.

CORPORACIÓN VENEZOLANA DE GUAYANA

/s/ Rodolfo Eduardo Sanz

Promissory Note 3 of 7

CORPORACIÓN VENEZOLANA DE GUAYANA
US$157,500,000
PROMISSORY NOTE

Issue Date: May 7, 2009
Maturity Date: February 7, 2010

FOR VALUE RECEIVED, the CORPORACIÓN VENEZOLANA DE GUAYANA, an Autonomous Institute created by Decree No. 430, dated December 29, 1960, published in the Gaceta Oficial de la República Bolivariana de Venezuela No. 26,445, on December 30, 1960, amended by Decree Law No. 1,531, dated November 7, 2001, published in the Gaceta Oficial de la República Bolivariana de Venezuela, Special Edition No. 5,553, dated November 12, 2001 (the “CVG”), hereby represented by the citizen Rodolfo Eduardo Sanz, Venezuelan, of legal age, resident of this domicile, and holder of the Identity Card No. V-6374199, acting in his capacity as President of the company, appointed by Presidential Decree No. 5,861, dated February 13, 2008, published in the Gaceta Oficial de la República Bolivariana de Venezuela No. 38,869, dated February 13, 2008, duly empowered for this act in accordance with the organizational documents of the company, as amended by the Decreto con Fuerza de Ley de Reforma Parcial del Estatuto Orgánico del Desarrollo de Guayana and authorized by the Board of Directors of CVG on April 24, 2009, in accordance with and subject to the terms set forth in this promissory note (the “Note”), declares that it owes and shall pay, UNCONDITIONALLY, WITHOUT NOTICE AND WITHOUT PROTEST, to the order of CONSORCIO SIDERURGIA AMAZONIA S.L. SOCIEDAD UNIPERSONAL, a company organized under the laws of Spain, domiciled at Calle Daniel Balaciart No. 6, Entresuelo D, Valencia, Spain (such company or, after a valid endorsement, its endorsee, the “Holder”) the sum of one hundred and fifty seven million five hundred thousand United Stated Dollars (US$157,500,000), together with interest thereon as provided herein, upon surrender of this Note, on February 7, 2010, or, if such day is not a Business Day (as defined below), on the next succeeding Business Day (the “Maturity Date”).

The CVG shall pay the Holder both the principal amount and interest due under this Note, only and exclusively in United States Dollars, which are neither subject to adjustment nor compensation of any kind and are free of any kind of withholding (including tax withholdings), deduction, compensation, charge, encumbrance, restriction or attachment (but in case of attachment, only attachments imposed in connection with claims promoted by any Venezuelan State Party (as defined below)), by means of bank transfer of immediately available funds to the following bank account of the Holder in the city of New York, United States of America (or to any other bank account that the Holder designates in writing at least fifteen (15) Business Days prior to the Maturity Date): Bank Account of the Holder No. 36840781, located in the New York branch of Citibank NA (SWIFT: CITIUS33; ABA 021000089). Notwithstanding anything to the contrary herein, it is understood that if the totality or any part of the sum payable in accordance with this Note is attached in connection with claims against the Holder promoted by any person who is not a Venezuelan State Party: (1) while the attachment is in force, the CVG shall be excused from paying the amount attached and the Holder shall not be entitled to demand payment of such amount from the CVG and, (2) if the court imposing the attachment (or any other court resolving the claim in connection with which the attachment was imposed) orders the CVG (or any depositary of the attached amount) to pay or deliver the attached amount (or any portion thereof) to a person and/or in a manner, currency and/or place different from that provided in this Note, and the CVG (or by any depository) complied with such order, the obligation of the CVG to pay such amount to the Holder shall be considered satisfied and the Holder shall be deemed to have received such payment.

For purposes of the foregoing, (1) “Venezuelan State Party” means the Bolivarian Republic of Venezuela or any of its agencies, departments, companies, entities or subdivisions, decentralized and autonomous entities, including the CVG and any of its Affiliates, successors and assigns, and any of their respective officers, directors, employees, agents or representatives; and (2) “Affiliates” means a person directly or indirectly controlled by another person, a person that directly or indirectly controls another person and two or more persons directly or indirectly subject to the common control of another person, it being understood that, for purposes of this Note, in the case of the CVG, the term “Affiliate” includes SIDOR, C.A. (“SIDOR”).

The outstanding principal amount of this Note will bear interest from the issue date of this Note (i.e., from May 7, 2009) until the principal amount of this Note is paid in full, at a rate per annum equal to LIBOR (as defined below) for each Interest Period (as defined below), calculated by the Calculation Agent (as defined below) on the basis of a 360-day year and the actual number of days elapsed. Interest shall accrue and will be due and payable by the CVG to the Holder on the Maturity Date of this Note (i.e., February 7, 2010) with respect to the principal amount of this Note. For purposes of this Note, (1) “Calculation Agent” means the Holder, provided that, to be valid in accordance with the provisions of this Note, any calculation or determination that the Holder makes in his capacity as Calculation Agent must be accompanied by an opinion of Deutsche Bank addressed to the Holder, with copy to the Borrower, certifying the accuracy of any such calculation or determination; (2) “Business Day” means a day other than a Saturday, a Sunday or any other day on which banking institutions in New York, New York or Caracas, Venezuela, are authorized or required by law or executive order to remain closed; (3) “LIBOR Business Day” means any day, other than a Saturday or Sunday, on which commercial banks are open for business (including dealings in United States Dollar deposits) in the London interbank market; (4) “Principal Payment Date” means each of August 7, 2009, November 7, 2009 and February 7, 2010; (5) “LIBOR” for each Interest Period will be equal to the rate for deposits in United States Dollars having a three-month maturity that appears on Reuters Screen LIBOR01 (as defined below) as of 11:00 a.m., London time, on the second LIBOR Business Day prior to the commencement of the applicable Interest Period; in the event that such rate is not available for any reason, LIBOR will be equal to the average of the rates offered by two main banks dealing in the London interbank market nominated by the Calculation Agent, and reasonably acceptable to the Holder and the CVG, for deposits in United States Dollars in an amount equivalent to the outstanding principal amount of the Note for the applicable Interest Period, determined at 11:00 a.m., London time, on the second LIBOR Business Day prior to the commencement of the applicable Interest Period; (6) “Interest Period” means (i) the period commencing on May 7, 2009, and ending on the first Principal Payment Date and (ii) each succeeding period beginning on the previous Principal Payment Date and ending on the next Principal Payment Date; and (7) “Reuters Screen LIBOR01” means the display designated as “LIBOR01” on Reuters, or such other page as may replace it on that service, or such other services as may be nominated by the British Bankers’ Association for the purpose of displaying London Interbank offered rates for United States Dollar deposits.

This Note is issued as part of a series of promissory notes numbered from 1/7 to 7/7, all issued by the CVG on the same date to the order of the Holder and in accordance with the Share Transfer Agreement (Contrato de Cesión de Acciones) entered into by and between the Holder and the CVG on May 7, 2009, and the Decreto 6.058 con Rango, Valor y Fuerza de Ley Orgánica de Ordenación de las Empresas que Desarrollan Actividades en el Sector Siderúrgico en la Región Guayana, published in the Gaceta Oficial de la República Bolivariana de Venezuela No. 38,928, dated May 12, 2008, ordering the transformation of SIDOR, C.A. and its affiliated companies into States-owned companies (empresas del Estado). The CVG represents and warrants to the Holder that this Note has been validly authorized and issued.

In the event of a default in the payment of any amount due hereunder on the Maturity Date (i.e., February 7, 2010), default will occur automatically without prior notification, presentation, warning, protest, interpellation, demand or any other formality of any nature, and the principal amount due under this Note shall, in addition to the agreed-upon compensatory interest, accrue default interest at a nominal rate of 2.00% (two per cent) per annum.

The CVG shall have the right to pay, in whole or in part and without notice to the Holder, the amounts due under this Note prior to the Maturity Date. In case of partial prepayments by the CVG, the Holder shall retain this Note until the date on which all amounts due under this Note are paid by the CVG, but will annotate all partial prepayments made by the CVG in the body of this Note and will extend a separate receipt for each such payment on the date in which the CVG makes any such payment. In case of prepayments under this Note, the CVG shall pay to the Holder, on the date of such prepayment, interest accrued to the prepayment date on the principal amount prepaid by the CVG.

The CVG waives any notice, warning, protest or interpellation requirement or any other requirement of any kind. The delay or omission on the part of the Holder in exercising its rights under this Note shall not operate as a waiver of such rights or any other right of the Holder.

This Note is governed by, and shall be construed in accordance with the laws of the Bolivarian Republic of Venezuela.

This Note may be endorsed by the Holder to any other person, without any limitation, provided the Holder gives notice of such endorsement to the CVG within five (5) Business Days from the date of such endorsement, and provided, further, that no endorsements may be made or notified within the fifteen (15) Business Days prior to the Maturity Date. The Holder’s notice shall identify the beneficiary of the endorsement and provide full details of the bank account to which the CVG shall have to make payments under this Note, provided that if the Holder does not provide bank account details or such details are incorrect or for any reason do not allow the CVG to make payments under this Note, the CVG shall make such payments to the Holder’s bank account stipulated in this Note. Such notice must be given in writing and shall be effective upon receipt by the CVG at the following address: Calle Cuchiveros con Avenida Guayana, Alta Vista Puerto Ordaz, Municipio Caroní del Estado de Bolívar, Bolivarian Republic of Venezuela, Attention: Presidencia (office of the President) with copy to Consultoría Jurídica (office of the legal counsel), fax: 0286 9661976. As long as the Holder complies with the requirements set forth above for such endorsement, the CVG hereby gives its consent with respect to such endorsement. Any endorsement that does not satisfy the requirements for the endorsement of this Note shall be null and void.

Caracas, May 7, 2009.

CORPORACIÓN VENEZOLANA DE GUAYANA

/s/ Rodolfo Eduardo Sanz

Promissory Note 4 of 7

CORPORACIÓN VENEZOLANA DE GUAYANA
US$157,500,000
PROMISSORY NOTE

Issue Date: May 7, 2009
Maturity Date: May 7, 2010

FOR VALUE RECEIVED, the CORPORACIÓN VENEZOLANA DE GUAYANA, an Autonomous Institute created by Decree No. 430, dated December 29, 1960, published in the Gaceta Oficial de la República Bolivariana de Venezuela No. 26,445, on December 30, 1960, amended by Decree Law No. 1,531, dated November 7, 2001, published in the Gaceta Oficial de la República Bolivariana de Venezuela, Special Edition No. 5,553, dated November 12, 2001 (the “CVG”), hereby represented by the citizen Rodolfo Eduardo Sanz, Venezuelan, of legal age, resident of this domicile, and holder of the Identity Card No. V-6374199, acting in his capacity as President of the company, appointed by Presidential Decree No. 5,861, dated February 13, 2008, published in the Gaceta Oficial de la República Bolivariana de Venezuela No. 38,869, dated February 13, 2008, duly empowered for this act in accordance with the organizational documents of the company, as amended by the Decreto con Fuerza de Ley de Reforma Parcial del Estatuto Orgánico del Desarrollo de Guayana and authorized by the Board of Directors of CVG on April 24, 2009, in accordance with and subject to the terms set forth in this promissory note (the “Note”), declares that it owes and shall pay, UNCONDITIONALLY, WITHOUT NOTICE AND WITHOUT PROTEST, to the order of CONSORCIO SIDERURGIA AMAZONIA S.L. SOCIEDAD UNIPERSONAL, a company organized under the laws of Spain, domiciled at Calle Daniel Balaciart No. 6, Entresuelo D, Valencia, Spain (such company or, after a valid endorsement, its endorsee, the “Holder”) the sum of one hundred and fifty seven million five hundred thousand United Stated Dollars (US$157,500,000), together with interest thereon as provided herein, upon surrender of this Note, on May 7, 2010, or, if such day is not a Business Day (as defined below), on the next succeeding Business Day (the “Maturity Date”).

The CVG shall pay the Holder both the principal amount and interest due under this Note, only and exclusively in United States Dollars, which are neither subject to adjustment nor compensation of any kind and are free of any kind of withholding (including tax withholdings), deduction, compensation, charge, encumbrance, restriction or attachment (but in case of attachment, only attachments imposed in connection with claims promoted by any Venezuelan State Party (as defined below)), by means of bank transfer of immediately available funds to the following bank account of the Holder in the city of New York, United States of America (or to any other bank account that the Holder designates in writing at least fifteen (15) Business Days prior to the Maturity Date): Bank Account of the Holder No. 36840781, located in the New York branch of Citibank NA (SWIFT: CITIUS33; ABA 021000089). Notwithstanding anything to the contrary herein, it is understood that if the totality or any part of the sum payable in accordance with this Note is attached in connection with claims against the Holder promoted by any person who is not a Venezuelan State Party: (1) while the attachment is in force, the CVG shall be excused from paying the amount attached and the Holder shall not be entitled to demand payment of such amount from the CVG and, (2) if the court imposing the attachment (or any other court resolving the claim in connection with which the attachment was imposed) orders the CVG (or any depositary of the attached amount) to pay or deliver the attached amount (or any portion thereof) to a person and/or in a manner, currency and/or place different from that provided in this Note, and the CVG (or by any depository) complied with such order, the obligation of the CVG to pay such amount to the Holder shall be considered satisfied and the Holder shall be deemed to have received such payment.

For purposes of the foregoing, (1) “Venezuelan State Party” means the Bolivarian Republic of Venezuela or any of its agencies, departments, companies, entities or subdivisions, decentralized and autonomous entities, including the CVG and any of its Affiliates, successors and assigns, and any of their respective officers, directors, employees, agents or representatives; and (2) “Affiliates” means a person directly or indirectly controlled by another person, a person that directly or indirectly controls another person and two or more persons directly or indirectly subject to the common control of another person, it being understood that, for purposes of this Note, in the case of the CVG, the term “Affiliate” includes SIDOR, C.A. (“SIDOR”).

The outstanding principal amount of this Note will bear interest from the issue date of this Note (i.e., from May 7, 2009) until the principal amount of this Note is paid in full, at a rate per annum equal to LIBOR (as defined below) for each Interest Period (as defined below), calculated by the Calculation Agent (as defined below) on the basis of a 360-day year and the actual number of days elapsed. Interest shall accrue and will be due and payable by the CVG to the Holder on the Maturity Date of this Note (i.e., May 7, 2010) with respect to the principal amount of this Note. For purposes of this Note, (1) “Calculation Agent” means the Holder, provided that, to be valid in accordance with the provisions of this Note, any calculation or determination that the Holder makes in his capacity as Calculation Agent must be accompanied by an opinion of Deutsche Bank addressed to the Holder, with copy to the Borrower, certifying the accuracy of any such calculation or determination; (2) “Business Day” means a day other than a Saturday, a Sunday or any other day on which banking institutions in New York, New York or Caracas, Venezuela, are authorized or required by law or executive order to remain closed; (3) “LIBOR Business Day” means any day, other than a Saturday or Sunday, on which commercial banks are open for business (including dealings in United States Dollar deposits) in the London interbank market; (4) “Principal Payment Date” means each of August 7, 2009, November 7, 2009, February 7, 2010 and May 7, 2010; (5) “LIBOR” for each Interest Period will be equal to the rate for deposits in United States Dollars having a three-month maturity that appears on Reuters Screen LIBOR01 (as defined below) as of 11:00 a.m., London time, on the second LIBOR Business Day prior to the commencement of the applicable Interest Period; in the event that such rate is not available for any reason, LIBOR will be equal to the average of the rates offered by two main banks dealing in the London interbank market nominated by the Calculation Agent, and reasonably acceptable to the Holder and the CVG, for deposits in United States Dollars in an amount equivalent to the outstanding principal amount of the Note for the applicable Interest Period, determined at 11:00 a.m., London time, on the second LIBOR Business Day prior to the commencement of the applicable Interest Period; (6) “Interest Period” means (i) the period commencing on May 7, 2009, and ending on the first Principal Payment Date and (ii) each succeeding period beginning on the previous Principal Payment Date and ending on the next Principal Payment Date; and (7) “Reuters Screen LIBOR01” means the display designated as “LIBOR01” on Reuters, or such other page as may replace it on that service, or such other services as may be nominated by the British Bankers’ Association for the purpose of displaying London Interbank offered rates for United States Dollar deposits.

This Note is issued as part of a series of promissory notes numbered from 1/7 to 7/7, all issued by the CVG on the same date to the order of the Holder and in accordance with the Share Transfer Agreement (Contrato de Cesión de Acciones) entered into by and between the Holder and the CVG on May 7, 2009, and the Decreto 6.058 con Rango, Valor y Fuerza de Ley Orgánica de Ordenación de las Empresas que Desarrollan Actividades en el Sector Siderúrgico en la Región Guayana, published in the Gaceta Oficial de la República Bolivariana de Venezuela No. 38,928, dated May 12, 2008, ordering the transformation of SIDOR, C.A. and its affiliated companies into States-owned companies (empresas del Estado). The CVG represents and warrants to the Holder that this Note has been validly authorized and issued.

In the event of a default in the payment of any amount due hereunder on the Maturity Date (i.e., May 7, 2010), default will occur automatically without prior notification, presentation, warning, protest, interpellation, demand or any other formality of any nature, and the principal amount due under this Note shall, in addition to the agreed-upon compensatory interest, accrue default interest at a nominal rate of 2.00% (two per cent) per annum.

The CVG shall have the right to pay, in whole or in part and without notice to the Holder, the amounts due under this Note prior to the Maturity Date. In case of partial prepayments by the CVG, the Holder shall retain this Note until the date on which all amounts due under this Note are paid by the CVG, but will annotate all partial prepayments made by the CVG in the body of this Note and will extend a separate receipt for each such payment on the date in which the CVG makes any such payment. In case of prepayments under this Note, the CVG shall pay to the Holder, on the date of such prepayment, interest accrued to the prepayment date on the principal amount prepaid by the CVG.

The CVG waives any notice, warning, protest or interpellation requirement or any other requirement of any kind. The delay or omission on the part of the Holder in exercising its rights under this Note shall not operate as a waiver of such rights or any other right of the Holder.

This Note is governed by, and shall be construed in accordance with the laws of the Bolivarian Republic of Venezuela.

This Note may be endorsed by the Holder to any other person, without any limitation, provided the Holder gives notice of such endorsement to the CVG within five (5) Business Days from the date of such endorsement, and provided, further, that no endorsements may be made or notified within the fifteen (15) Business Days prior to the Maturity Date. The Holder’s notice shall identify the beneficiary of the endorsement and provide full details of the bank account to which the CVG shall have to make payments under this Note, provided that if the Holder does not provide bank account details or such details are incorrect or for any reason do not allow the CVG to make payments under this Note, the CVG shall make such payments to the Holder’s bank account stipulated in this Note. Such notice must be given in writing and shall be effective upon receipt by the CVG at the following address: Calle Cuchiveros con Avenida Guayana, Alta Vista Puerto Ordaz, Municipio Caroní del Estado de Bolívar, Bolivarian Republic of Venezuela, Attention: Presidencia (office of the President) with copy to Consultoría Jurídica (office of the legal counsel), fax: 0286 9661976. As long as the Holder complies with the requirements set forth above for such endorsement, the CVG hereby gives its consent with respect to such endorsement. Any endorsement that does not satisfy the requirements for the endorsement of this Note shall be null and void.

Caracas, May 7, 2009.

CORPORACIÓN VENEZOLANA DE GUAYANA

/s/ Rodolfo Eduardo Sanz

Promissory Note 5 of 7

CORPORACIÓN VENEZOLANA DE GUAYANA
US$157,500,000
PROMISSORY NOTE

Issue Date: May 7, 2009
Maturity Date: August 7, 2010

FOR VALUE RECEIVED, the CORPORACIÓN VENEZOLANA DE GUAYANA, an Autonomous Institute created by Decree No. 430, dated December 29, 1960, published in the Gaceta Oficial de la República Bolivariana de Venezuela No. 26,445, on December 30, 1960, amended by Decree Law No. 1,531, dated November 7, 2001, published in the Gaceta Oficial de la República Bolivariana de Venezuela, Special Edition No. 5,553, dated November 12, 2001 (the “CVG”), hereby represented by the citizen Rodolfo Eduardo Sanz, Venezuelan, of legal age, resident of this domicile, and holder of the Identity Card No. V-6374199, acting in his capacity as President of the company, appointed by Presidential Decree No. 5,861, dated February 13, 2008, published in the Gaceta Oficial de la República Bolivariana de Venezuela No. 38,869, dated February 13, 2008, duly empowered for this act in accordance with the organizational documents of the company, as amended by the Decreto con Fuerza de Ley de Reforma Parcial del Estatuto Orgánico del Desarrollo de Guayana and authorized by the Board of Directors of CVG on April 24, 2009, in accordance with and subject to the terms set forth in this promissory note (the “Note”), declares that it owes and shall pay, UNCONDITIONALLY, WITHOUT NOTICE AND WITHOUT PROTEST, to the order of CONSORCIO SIDERURGIA AMAZONIA S.L. SOCIEDAD UNIPERSONAL, a company organized under the laws of Spain, domiciled at Calle Daniel Balaciart No. 6, Entresuelo D, Valencia, Spain (such company or, after a valid endorsement, its endorsee, the “Holder”) the sum of one hundred and fifty seven million five hundred thousand United Stated Dollars (US$157,500,000), together with interest thereon as provided herein, upon surrender of this Note, on August 7, 2010, or, if such day is not a Business Day (as defined below), on the next succeeding Business Day (the “Maturity Date”).

The CVG shall pay the Holder both the principal amount and interest due under this Note, only and exclusively in United States Dollars, which are neither subject to adjustment nor compensation of any kind and are free of any kind of withholding (including tax withholdings), deduction, compensation, charge, encumbrance, restriction or attachment (but in case of attachment, only attachments imposed in connection with claims promoted by any Venezuelan State Party (as defined below)), by means of bank transfer of immediately available funds to the following bank account of the Holder in the city of New York, United States of America (or to any other bank account that the Holder designates in writing at least fifteen (15) Business Days prior to the Maturity Date): Bank Account of the Holder No. 36840781, located in the New York branch of Citibank NA (SWIFT: CITIUS33; ABA 021000089). Notwithstanding anything to the contrary herein, it is understood that if the totality or any part of the sum payable in accordance with this Note is attached in connection with claims against the Holder promoted by any person who is not a Venezuelan State Party: (1) while the attachment is in force, the CVG shall be excused from paying the amount attached and the Holder shall not be entitled to demand payment of such amount from the CVG and, (2) if the court imposing the attachment (or any other court resolving the claim in connection with which the attachment was imposed) orders the CVG (or any depositary of the attached amount) to pay or deliver the attached amount (or any portion thereof) to a person and/or in a manner, currency and/or place different from that provided in this Note, and the CVG (or by any depository) complied with such order, the obligation of the CVG to pay such amount to the Holder shall be considered satisfied and the Holder shall be deemed to have received such payment.

For purposes of the foregoing, (1) “Venezuelan State Party” means the Bolivarian Republic of Venezuela or any of its agencies, departments, companies, entities or subdivisions, decentralized and autonomous entities, including the CVG and any of its Affiliates, successors and assigns, and any of their respective officers, directors, employees, agents or representatives; and (2) “Affiliates” means a person directly or indirectly controlled by another person, a person that directly or indirectly controls another person and two or more persons directly or indirectly subject to the common control of another person, it being understood that, for purposes of this Note, in the case of the CVG, the term “Affiliate” includes SIDOR, C.A. (“SIDOR”).

The outstanding principal amount of this Note will bear interest from the issue date of this Note (i.e., from May 7, 2009) until the principal amount of this Note is paid in full, at a rate per annum equal to LIBOR (as defined below) for each Interest Period (as defined below), calculated by the Calculation Agent (as defined below) on the basis of a 360-day year and the actual number of days elapsed. Interest shall accrue and will be due and payable by the CVG to the Holder on the Maturity Date of this Note (i.e., August 7, 2010) with respect to the principal amount of this Note. For purposes of this Note, (1) “Calculation Agent” means the Holder, provided that, to be valid in accordance with the provisions of this Note, any calculation or determination that the Holder makes in his capacity as Calculation Agent must be accompanied by an opinion of Deutsche Bank addressed to the Holder, with copy to the Borrower, certifying the accuracy of any such calculation or determination; (2) “Business Day” means a day other than a Saturday, a Sunday or any other day on which banking institutions in New York, New York or Caracas, Venezuela, are authorized or required by law or executive order to remain closed; (3) “LIBOR Business Day” means any day, other than a Saturday or Sunday, on which commercial banks are open for business (including dealings in United States Dollar deposits) in the London interbank market; (4) “Principal Payment Date” means each of August 7, 2009, November 7, 2009, February 7, 2010, May 7, 2010 and August 7, 2010; (5) “LIBOR” for each Interest Period will be equal to the rate for deposits in United States Dollars having a three-month maturity that appears on Reuters Screen LIBOR01 (as defined below) as of 11:00 a.m., London time, on the second LIBOR Business Day prior to the commencement of the applicable Interest Period; in the event that such rate is not available for any reason, LIBOR will be equal to the average of the rates offered by two main banks dealing in the London interbank market nominated by the Calculation Agent, and reasonably acceptable to the Holder and the CVG, for deposits in United States Dollars in an amount equivalent to the outstanding principal amount of the Note for the applicable Interest Period, determined at 11:00 a.m., London time, on the second LIBOR Business Day prior to the commencement of the applicable Interest Period; (6) “Interest Period” means (i) the period commencing on May 7, 2009, and ending on the first Principal Payment Date and (ii) each succeeding period beginning on the previous Principal Payment Date and ending on the next Principal Payment Date; and (7) “Reuters Screen LIBOR01” means the display designated as “LIBOR01” on Reuters, or such other page as may replace it on that service, or such other services as may be nominated by the British Bankers’ Association for the purpose of displaying London Interbank offered rates for United States Dollar deposits.

This Note is issued as part of a series of promissory notes numbered from 1/7 to 7/7, all issued by the CVG on the same date to the order of the Holder and in accordance with the Share Transfer Agreement (Contrato de Cesión de Acciones) entered into by and between the Holder and the CVG on May 7, 2009, and the Decreto 6.058 con Rango, Valor y Fuerza de Ley Orgánica de Ordenación de las Empresas que Desarrollan Actividades en el Sector Siderúrgico en la Región Guayana, published in the Gaceta Oficial de la República Bolivariana de Venezuela No. 38,928, dated May 12, 2008, ordering the transformation of SIDOR, C.A. and its affiliated companies into States-owned companies (empresas del Estado). The CVG represents and warrants to the Holder that this Note has been validly authorized and issued.

In the event of a default in the payment of any amount due hereunder on the Maturity Date (i.e., August 7, 2010), default will occur automatically without prior notification, presentation, warning, protest, interpellation, demand or any other formality of any nature, and the principal amount due under this Note shall, in addition to the agreed-upon compensatory interest, accrue default interest at a nominal rate of 2.00% (two per cent) per annum.

The CVG shall have the right to pay, in whole or in part and without notice to the Holder, the amounts due under this Note prior to the Maturity Date. In case of partial prepayments by the CVG, the Holder shall retain this Note until the date on which all amounts due under this Note are paid by the CVG, but will annotate all partial prepayments made by the CVG in the body of this Note and will extend a separate receipt for each such payment on the date in which the CVG makes any such payment. In case of prepayments under this Note, the CVG shall pay to the Holder, on the date of such prepayment, interest accrued to the prepayment date on the principal amount prepaid by the CVG.

The CVG waives any notice, warning, protest or interpellation requirement or any other requirement of any kind. The delay or omission on the part of the Holder in exercising its rights under this Note shall not operate as a waiver of such rights or any other right of the Holder.

This Note is governed by, and shall be construed in accordance with the laws of the Bolivarian Republic of Venezuela.

This Note may be endorsed by the Holder to any other person, without any limitation, provided the Holder gives notice of such endorsement to the CVG within five (5) Business Days from the date of such endorsement, and provided, further, that no endorsements may be made or notified within the fifteen (15) Business Days prior to the Maturity Date. The Holder’s notice shall identify the beneficiary of the endorsement and provide full details of the bank account to which the CVG shall have to make payments under this Note, provided that if the Holder does not provide bank account details or such details are incorrect or for any reason do not allow the CVG to make payments under this Note, the CVG shall make such payments to the Holder’s bank account stipulated in this Note. Such notice must be given in writing and shall be effective upon receipt by the CVG at the following address: Calle Cuchiveros con Avenida Guayana, Alta Vista Puerto Ordaz, Municipio Caroní del Estado de Bolívar, Bolivarian Republic of Venezuela, Attention: Presidencia (office of the President) with copy to Consultoría Jurídica (office of the legal counsel), fax: 0286 9661976. As long as the Holder complies with the requirements set forth above for such endorsement, the CVG hereby gives its consent with respect to such endorsement. Any endorsement that does not satisfy the requirements for the endorsement of this Note shall be null and void.

Caracas, May 7, 2009.

CORPORACIÓN VENEZOLANA DE GUAYANA

/s/ Rodolfo Eduardo Sanz

Promissory Note 6 of 7

CORPORACIÓN VENEZOLANA DE GUAYANA
US$157,500,000
PROMISSORY NOTE

Issue Date: May 7, 2009
Maturity Date: November 7, 2010

FOR VALUE RECEIVED, the CORPORACIÓN VENEZOLANA DE GUAYANA, an Autonomous Institute created by Decree No. 430, dated December 29, 1960, published in the Gaceta Oficial de la República Bolivariana de Venezuela No. 26,445, on December 30, 1960, amended by Decree Law No. 1,531, dated November 7, 2001, published in the Gaceta Oficial de la República Bolivariana de Venezuela, Special Edition No. 5,553, dated November 12, 2001 (the “CVG”), hereby represented by the citizen Rodolfo Eduardo Sanz, Venezuelan, of legal age, resident of this domicile, and holder of the Identity Card No. V-6374199, acting in his capacity as President of the company, appointed by Presidential Decree No. 5,861, dated February 13, 2008, published in the Gaceta Oficial de la República Bolivariana de Venezuela No. 38,869, dated February 13, 2008, duly empowered for this act in accordance with the organizational documents of the company, as amended by the Decreto con Fuerza de Ley de Reforma Parcial del Estatuto Orgánico del Desarrollo de Guayana and authorized by the Board of Directors of CVG on April 24, 2009, in accordance with and subject to the terms set forth in this promissory note (the “Note”), declares that it owes and shall pay, UNCONDITIONALLY, WITHOUT NOTICE AND WITHOUT PROTEST, to the order of CONSORCIO SIDERURGIA AMAZONIA S.L. SOCIEDAD UNIPERSONAL, a company organized under the laws of Spain, domiciled at Calle Daniel Balaciart No. 6, Entresuelo D, Valencia, Spain (such company or, after a valid endorsement, its endorsee, the “Holder”) the sum of one hundred and fifty seven million five hundred thousand United Stated Dollars (US$157,500,000), together with interest thereon as provided herein, upon surrender of this Note, on November 7, 2010, or, if such day is not a Business Day (as defined below), on the next succeeding Business Day (the “Maturity Date”).

The CVG shall pay the Holder both the principal amount and interest due under this Note, only and exclusively in United States Dollars, which are neither subject to adjustment nor compensation of any kind and are free of any kind of withholding (including tax withholdings), deduction, compensation, charge, encumbrance, restriction or attachment (but in case of attachment, only attachments imposed in connection with claims promoted by any Venezuelan State Party (as defined below)), by means of bank transfer of immediately available funds to the following bank account of the Holder in the city of New York, United States of America (or to any other bank account that the Holder designates in writing at least fifteen (15) Business Days prior to the Maturity Date): Bank Account of the Holder No. 36840781, located in the New York branch of Citibank NA (SWIFT: CITIUS33; ABA 021000089). Notwithstanding anything to the contrary herein, it is understood that if the totality or any part of the sum payable in accordance with this Note is attached in connection with claims against the Holder promoted by any person who is not a Venezuelan State Party: (1) while the attachment is in force, the CVG shall be excused from paying the amount attached and the Holder shall not be entitled to demand payment of such amount from the CVG and, (2) if the court imposing the attachment (or any other court resolving the claim in connection with which the attachment was imposed) orders the CVG (or any depositary of the attached amount) to pay or deliver the attached amount (or any portion thereof) to a person and/or in a manner, currency and/or place different from that provided in this Note, and the CVG (or by any depository) complied with such order, the obligation of the CVG to pay such amount to the Holder shall be considered satisfied and the Holder shall be deemed to have received such payment.

For purposes of the foregoing, (1) “Venezuelan State Party” means the Bolivarian Republic of Venezuela or any of its agencies, departments, companies, entities or subdivisions, decentralized and autonomous entities, including the CVG and any of its Affiliates, successors and assigns, and any of their respective officers, directors, employees, agents or representatives; and (2) “Affiliates” means a person directly or indirectly controlled by another person, a person that directly or indirectly controls another person and two or more persons directly or indirectly subject to the common control of another person, it being understood that, for purposes of this Note, in the case of the CVG, the term “Affiliate” includes SIDOR, C.A. (“SIDOR”).

The outstanding principal amount of this Note will bear interest from the issue date of this Note (i.e., from May 7, 2009) until the principal amount of this Note is paid in full, at a rate per annum equal to LIBOR (as defined below) for each Interest Period (as defined below), calculated by the Calculation Agent (as defined below) on the basis of a 360-day year and the actual number of days elapsed. Interest shall accrue and will be due and payable by the CVG to the Holder on the Maturity Date of this Note (i.e., November 7, 2010) with respect to the principal amount of this Note. For purposes of this Note, (1) “Calculation Agent” means the Holder, provided that, to be valid in accordance with the provisions of this Note, any calculation or determination that the Holder makes in his capacity as Calculation Agent must be accompanied by an opinion of Deutsche Bank addressed to the Holder, with copy to the Borrower, certifying the accuracy of any such calculation or determination; (2) “Business Day” means a day other than a Saturday, a Sunday or any other day on which banking institutions in New York, New York or Caracas, Venezuela, are authorized or required by law or executive order to remain closed; (3) “LIBOR Business Day” means any day, other than a Saturday or Sunday, on which commercial banks are open for business (including dealings in United States Dollar deposits) in the London interbank market; (4) “Principal Payment Date” means each of August 7, 2009, November 7, 2009, February 7, 2010, May 7, 2010, August 7, 2010 and November 7, 2010; (5) “LIBOR” for each Interest Period will be equal to the rate for deposits in United States Dollars having a three-month maturity that appears on Reuters Screen LIBOR01 (as defined below) as of 11:00 a.m., London time, on the second LIBOR Business Day prior to the commencement of the applicable Interest Period; in the event that such rate is not available for any reason, LIBOR will be equal to the average of the rates offered by two main banks dealing in the London interbank market nominated by the Calculation Agent, and reasonably acceptable to the Holder and the CVG, for deposits in United States Dollars in an amount equivalent to the outstanding principal amount of the Note for the applicable Interest Period, determined at 11:00 a.m., London time, on the second LIBOR Business Day prior to the commencement of the applicable Interest Period; (6) “Interest Period” means (i) the period commencing on May 7, 2009, and ending on the first Principal Payment Date and (ii) each succeeding period beginning on the previous Principal Payment Date and ending on the next Principal Payment Date; and (7) “Reuters Screen LIBOR01” means the display designated as “LIBOR01” on Reuters, or such other page as may replace it on that service, or such other services as may be nominated by the British Bankers’ Association for the purpose of displaying London Interbank offered rates for United States Dollar deposits.

This Note is issued as part of a series of promissory notes numbered from 1/7 to 7/7, all issued by the CVG on the same date to the order of the Holder and in accordance with the Share Transfer Agreement (Contrato de Cesión de Acciones) entered into by and between the Holder and the CVG on May 7, 2009, and the Decreto 6.058 con Rango, Valor y Fuerza de Ley Orgánica de Ordenación de las Empresas que Desarrollan Actividades en el Sector Siderúrgico en la Región Guayana, published in the Gaceta Oficial de la República Bolivariana de Venezuela No. 38,928, dated May 12, 2008, ordering the transformation of SIDOR, C.A. and its affiliated companies into States-owned companies (empresas del Estado). The CVG represents and warrants to the Holder that this Note has been validly authorized and issued.

In the event of a default in the payment of any amount due hereunder on the Maturity Date (i.e., November 7, 2010), default will occur automatically without prior notification, presentation, warning, protest, interpellation, demand or any other formality of any nature, and the principal amount due under this Note shall, in addition to the agreed-upon compensatory interest, accrue default interest at a nominal rate of 2.00% (two per cent) per annum.

The CVG shall have the right to pay, in whole or in part and without notice to the Holder, the amounts due under this Note prior to the Maturity Date. In case of partial prepayments by the CVG, the Holder shall retain this Note until the date on which all amounts due under this Note are paid by the CVG, but will annotate all partial prepayments made by the CVG in the body of this Note and will extend a separate receipt for each such payment on the date in which the CVG makes any such payment. In case of prepayments under this Note, the CVG shall pay to the Holder, on the date of such prepayment, interest accrued to the prepayment date on the principal amount prepaid by the CVG.

The CVG waives any notice, warning, protest or interpellation requirement or any other requirement of any kind. The delay or omission on the part of the Holder in exercising its rights under this Note shall not operate as a waiver of such rights or any other right of the Holder.

This Note is governed by, and shall be construed in accordance with the laws of the Bolivarian Republic of Venezuela.

This Note may be endorsed by the Holder to any other person, without any limitation, provided the Holder gives notice of such endorsement to the CVG within five (5) Business Days from the date of such endorsement, and provided, further, that no endorsements may be made or notified within the fifteen (15) Business Days prior to the Maturity Date. The Holder’s notice shall identify the beneficiary of the endorsement and provide full details of the bank account to which the CVG shall have to make payments under this Note, provided that if the Holder does not provide bank account details or such details are incorrect or for any reason do not allow the CVG to make payments under this Note, the CVG shall make such payments to the Holder’s bank account stipulated in this Note. Such notice must be given in writing and shall be effective upon receipt by the CVG at the following address: Calle Cuchiveros con Avenida Guayana, Alta Vista Puerto Ordaz, Municipio Caroní del Estado de Bolívar, Bolivarian Republic of Venezuela, Attention: Presidencia (office of the President) with copy to Consultoría Jurídica (office of the legal counsel), fax: 0286 9661976. As long as the Holder complies with the requirements set forth above for such endorsement, the CVG hereby gives its consent with respect to such endorsement. Any endorsement that does not satisfy the requirements for the endorsement of this Note shall be null and void.

Caracas, May 7, 2009.

CORPORACIÓN VENEZOLANA DE GUAYANA

/s/ Rodolfo Eduardo Sanz

Promissory Note 7 of 7

CORPORACIÓN VENEZOLANA DE GUAYANA
US$625,965,920
PROMISSORY NOTE

Issue Date: May 7, 2009
Maturity Date: November 7, 2010

FOR VALUE RECEIVED, the CORPORACIÓN VENEZOLANA DE GUAYANA, an Autonomous Institute created by Decree No. 430, dated December 29, 1960, published in the Gaceta Oficial de la República Bolivariana de Venezuela No. 26,445, on December 30, 1960, amended by Decree Law No. 1,531, dated November 7, 2001, published in the Gaceta Oficial de la República Bolivariana de Venezuela, Special Edition No. 5,553, dated November 12, 2001 (the “CVG”), hereby represented by the citizen Rodolfo Eduardo Sanz, Venezuelan, of legal age, resident of this domicile, and holder of the Identity Card No. V-6374199, acting in his capacity as President of the company, appointed by Presidential Decree No. 5,861, dated February 13, 2008, published in the Gaceta Oficial de la República Bolivariana de Venezuela No. 38,869, dated February 13, 2008, duly empowered for this act in accordance with the organizational documents of the company, as amended by the Decreto con Fuerza de Ley de Reforma Parcial del Estatuto Orgánico del Desarrollo de Guayana and authorized by the Board of Directors of CVG on April 24, 2009, in accordance with and subject to the terms set forth in this promissory note (the “Note”), declares that it owes and shall pay, UNCONDITIONALLY, WITHOUT NOTICE AND WITHOUT PROTEST, to the order of CONSORCIO SIDERURGIA AMAZONIA S.L. SOCIEDAD UNIPERSONAL, a company organized under the laws of Spain, domiciled at Calle Daniel Balaciart No. 6, Entresuelo D, Valencia, Spain (such company or, after a valid endorsement, its endorsee, the “Holder”) the sum of six hundred twenty five million nine hundred sixty five thousand nine hundred and twenty United Stated Dollars (US$625,965,920), together with interest thereon as provided herein, upon surrender of this Note, on November 7, 2010, or, if such day is not a Business Day (as defined below), on the next succeeding Business Day (the “Maturity Date”) or on the Mandatory Prepayment Dates (as defined below) as provided in this Note.

The CVG shall pay the Holder both the principal amount and interest due under this Note, only and exclusively in United States Dollars, which are neither subject to adjustment nor compensation of any kind and are free of any kind of withholding (including tax withholdings), deduction, compensation, charge, encumbrance, restriction or attachment (but in case of attachment, only attachments imposed in connection with claims promoted by any Venezuelan State Party (as defined below)), by means of bank transfer of immediately available funds to the following bank account of the Holder in the city of New York, United States of America (or to any other bank account that the Holder designates in writing at least fifteen (15) Business Days prior to the next Mandatory Prepayment Date or, in case the Holder should designate a new account after the last Mandatory Prepayment Date, at least fifteen (15) Business Days prior to the Maturity Date): Bank Account of the Holder No. 36840781, located in the New York branch of Citibank NA (SWIFT: CITIUS33; ABA 021000089). Notwithstanding anything to the contrary herein, it is understood that if the totality or any part of the sum payable in accordance with this Note is attached in connection with claims against the Holder promoted by any person who is not a Venezuelan State Party: (1) while the attachment is in force, the CVG shall be excused from paying the amount attached and the Holder shall not be entitled to demand payment of such amount from the CVG and, (2) if the court imposing the attachment (or any other court resolving the claim in connection with which the attachment was imposed) orders the CVG (or any depositary of the attached amount) to pay or deliver the attached amount (or any portion thereof) to a person and/or in a manner, currency and/or place different from that provided in this Note, and the CVG (or by any depository) complied with such order, the obligation of the CVG to pay such amount to the Holder shall be considered satisfied and the Holder shall be deemed to have received such payment.

For purposes of the foregoing, (1) “Venezuelan State Party” means the Bolivarian Republic of Venezuela or any of its agencies, departments, companies, entities or subdivisions, decentralized and autonomous entities, including the CVG and any of its Affiliates, successors and assigns, and any of their respective officers, directors, employees, agents or representatives; and (2) “Affiliates” means a person directly or indirectly controlled by another person, a person that directly or indirectly controls another person and two or more persons directly or indirectly subject to the common control of another person, it being understood that, for purposes of this Note, in the case of the CVG, the term “Affiliate” includes SIDOR, C.A. (“SIDOR”).

The outstanding principal amount of this Note will bear interest from the issue date of this Note (i.e., from May 7, 2009) until the principal amount of this Note is paid in full, at a rate per annum equal to LIBOR (as defined below) for each Interest Period (as defined below), calculated by the Calculation Agent (as defined below) on the basis of a 360-day year and the actual number of days elapsed. Interest shall accrue and will be due and payable by the CVG to the Holder on the Maturity Date of this Note (i.e., November 7, 2010) with respect to the outstanding principal amount of this Note as of that date or, on any Mandatory Prepayment Date, with respect to the principal amount that is prepaid on such Mandatory Prepayment Date. For purposes of this Note, (1) “Calculation Agent” means the Holder, provided that, to be valid in accordance with the provisions of this Note, any calculation or determination that the Holder makes in his capacity as Calculation Agent must be accompanied by an opinion of Deutsche Bank addressed to the Holder, with copy to the Borrower, certifying the accuracy of any such calculation or determination; (2) “Business Day” means a day other than a Saturday, a Sunday or any other day on which banking institutions in New York, New York or Caracas, Venezuela, are authorized or required by law or executive order to remain closed; (3) “LIBOR Business Day” means any day, other than a Saturday or Sunday, on which commercial banks are open for business (including dealings in United States Dollar deposits) in the London interbank market; (4) “LIBOR” for each Interest Period will be equal to the rate for deposits in United States Dollars having a three-month maturity that appears on Reuters Screen LIBOR01 (as defined below) as of 11:00 a.m., London time, on the second LIBOR Business Day prior to the commencement of the applicable Interest Period; in the event that such rate is not available for any reason, LIBOR will be equal to the average of the rates offered by two main banks dealing in the London interbank market nominated by the Calculation Agent, and reasonably acceptable to the Holder and the CVG, for deposits in United States Dollars in an amount equivalent to the outstanding principal amount of the Note for the applicable Interest Period, determined at 11:00 a.m., London time, on the second LIBOR Business Day prior to the commencement of the applicable Interest Period; (5) “Interest Period” means (i) the period commencing on May 7, 2009, and ending on the first Mandatory Prepayment Date and (ii) each succeeding period beginning on the previous Mandatory Prepayment Date and ending on the next Mandatory Prepayment Date; and (6) “Reuters Screen LIBOR01” means the display designated as “LIBOR01” on Reuters, or such other page as may replace it on that service, or such other services as may be nominated by the British Bankers’ Association for the purpose of displaying London Interbank offered rates for United States Dollar deposits.

On each Mandatory Prepayment Date, the CVG shall prepay the Holder an amount equal to the Mandatory Principal Prepayment Amount (as defined below), if any, on the relevant Mandatory Prepayment Date, together with accrued and unpaid interest thereon to such Mandatory Prepayment Date. For purposes of the foregoing (1) “Business Day” means a day other than a Saturday, a Sunday or any other day on which banking institutions in New York, New York or Caracas, Venezuela, are authorized or required by law or executive order to remain closed; (2)

“Calculation Date” means, for each Mandatory Prepayment Date, the thirtieth day next preceding such Mandatory Prepayment Date; provided, however, that if such day is not a Business Day, the Calculation Date shall be the next succeeding Business Day, unless such next succeeding Business Day falls in another month, in which case such Calculation Date shall end on the next preceding Business Day; (3) “Mandatory Prepayment Date” means each of August 7, 2009, November 7, 2009, February 7, 2010, May 7, 2010 and August 7, 2010, provided, however, that if such day is not a Business Day, the Mandatory Prepayment Date shall be the next succeeding Business Day, unless such next succeeding Business Day falls in another month, in which case such Mandatory Prepayment Date shall end on the next preceding Business Day; (4) “Mandatory Principal Prepayment Amount” means, with respect to each Mandatory Prepayment Date, an amount equal to the outstanding principal amount of this Note as of the applicable Calculation Date multiplied by the applicable WTI Mandatory Prepayment Percentage, in each case, as determined by the Calculation Agent; all percentages used in or resulting from any such calculations will be rounded, if necessary, to the nearest fourth decimal place rounding upwards if the fifth decimal place is five or greater (for example, 9.87655% (or .0987655) being rounded to 9.8766% (or .098766)) and all United States Dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards); (5) “NYMEX” means NYMEX Division or any successor thereto, of the New York Mercantile Exchange, Inc., or any successor thereto; (6) “WTI Calculation Period” means, with respect to each Calculation Date, the 60-day period ending on the Business Day immediately preceding such Calculation Date; (7) “Platts” means the Platts’ Oilgram Price Report; (8) “WTI Mandatory Payment Percentage” means, with respect to each Mandatory Prepayment Date, (a) if the WTI Average Price is equal to or lower than the WTI Reference Price, 0 (zero); or (b) in any other case, a percentage amount corresponding to the fraction the numerator of which is equal to the WTI Average Price minus the WTI Reference Price and the denominator of which is equal to the WTI Reference Price; (9) “WTI Reference Price” means US$56.26, which is the official closing settlement price in U.S. Dollars announced by NYMEX for WTI crude oil spot contract and published on Platts on May 6, 2009, it being understood that the WTI Reference Price shall be the same for all Calculation Dates; (10) “WTI Average Price” means, for each WTI Calculation Period, the average of the daily official closing settlement price in U.S. Dollars on each day during such WTI Calculation Period on which crude oil spot contracts are traded on NYMEX, announced by NYMEX for WTI crude oil spot contract and published on Platts; and (11) “WTI” means West Texas Intermediate grade crude oil at a reference sales point in Cushing, Oklahoma, United States of America.

This Note is issued as part of a series of promissory notes numbered from 1/7 to 7/7 (collectively, the “Notes”), all issued by the CVG on the same date to the order of the Holder and in accordance with the Share Transfer Agreement (Contrato de Cesión de Acciones) entered into by and between the Holder and the CVG on May 7, 2009, and the Decreto 6.058 con Rango, Valor y Fuerza de Ley Orgánica de Ordenación de las Empresas que Desarrollan Actividades en el Sector Siderúrgico en la Región Guayana, published in the Gaceta Oficial de la República Bolivariana de Venezuela No. 38,928, dated May 12, 2008, ordering the transformation of SIDOR and its affiliated companies into States-owned companies (empresas del Estado). The CVG represents and warrants to the Holder that this Note has been validly authorized and issued.

In the event of a default in the payment of any amount due hereunder on any Mandatory Prepayment Date or on the Maturity Date, default will occur automatically with respect to any amount due and payable on such date without prior notification, presentation, warning, protest, interpellation, demand or any other formality of any nature, and the principal amount due under this Note and not paid on such Mandatory Prepayment Date or on the Maturity Date shall, in addition to the agreed-upon compensatory interest, accrue default interest at a nominal rate of 2.00% (two per cent) per annum.

The CVG shall have the right to pay, in whole or in part and without notice to the Holder, the amounts due under this Note prior to the Maturity Date. In case of partial prepayments by the CVG, the Holder shall retain this Note until the date on which all amounts due under this Note are paid by the CVG, but will annotate all partial prepayments made by the CVG in the body of this Note and will extend a separate receipt for each such payment on the date in which the CVG makes any such payment. In case of prepayments under this Note, the CVG shall pay to the Holder, on the date of such prepayment, interest accrued to the prepayment date on the principal amount prepaid by the CVG.

The CVG waives any notice, warning, protest or interpellation requirement or any other requirement of any kind. The delay or omission on the part of the Holder in exercising its rights under this Note shall not operate as a waiver of such rights or any other right of the Holder.

This Note is governed by, and shall be construed in accordance with the laws of the Bolivarian Republic of Venezuela.

This Note may be endorsed by the Holder to any other person, without any limitation, provided the Holder gives notice of such endorsement to the CVG within five (5) Business Days from the date of such endorsement, and provided, further, that no endorsements may be made or notified within the fifteen (15) Business Days prior to a Mandatory Prepayment Date or, in case such endorsement should be made after the last Mandatory Prepayment Date, within the fifteen (15) Business Days prior to the Maturity Date. The Holder’s notice shall identify the beneficiary of the endorsement and provide full details of the bank account to which the CVG shall have to make payments under this Note, provided that if the Holder does not provide bank account details or such details are incorrect or for any reason do not allow the CVG to make payments under this Note, the CVG shall make such payments to the Holder’s bank account stipulated in this Note. Such notice must be given in writing and shall be effective upon receipt by the CVG at the following address: Calle Cuchiveros con Avenida Guayana, Alta Vista Puerto Ordaz, Municipio Caroní del Estado de Bolívar, Bolivarian Republic of Venezuela, Attention: Presidencia (office of the President) with copy to Consultoría Jurídica (office of the legal counsel), fax: 0286 9661976. As long as the Holder complies with the requirements set forth above for such endorsement, the CVG hereby gives its consent with respect to such endorsement. Any endorsement that does not satisfy the requirements for the endorsement of this Note shall be null and void.

Caracas, May 7, 2009.

CORPORACIÓN VENEZOLANA DE GUAYANA

/s/ Rodolfo Eduardo Sanz